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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event Reported): March 2, 2000


                                   ARIBA, INC.
       -----------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                      7372                  77-0439730
-----------------------------   ------------------     ------------------------
(State or Other Jurisdiction     (Commission File         (I.R.S. Employer
    of Incorporation)                 Number)           Identification Number)


                              1565 Charleston Road
                         Mountain View, California 94043
                                 (650) 930-6200
 ------------------------------------------------------------------------------
 (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On March 8, 2000, Ariba, Inc., a Delaware corporation ("Ariba"), and Tradex Technologies, Inc., a Delaware corporation ("Tradex"), consummated a merger (the "Merger") whereby Apache Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of Ariba ("Merger Sub"), was merged with and into Tradex pursuant to an Agreement and Plan of Reorganization (the "Merger Agreement") dated as of December 16, 1999, as amended. Tradex has survived the merger as a wholly-owned subsidiary of Ariba.

         Pursuant to the Merger Agreement, each issued and outstanding share of common stock of Tradex ("Tradex Common Stock") was converted into the right to receive .68356 shares of common stock of Ariba ("Ariba Common Stock"). In addition, each option to purchase Tradex Common Stock outstanding at the time of the Merger under the Tradex's stock option plans was converted into an option to purchase the number of shares of Ariba Common Stock equal to the number of shares of common stock of Tradex subject to such option multiplied by the exchange ratio for the Merger, and the associated exercise price was adjusted accordingly.

ITEM 5.  OTHER EVENTS.

         On March 2, 2000, the board of directors of Ariba authorized a two-for-one stock split to be effected in the form of a stock dividend. The stock split will be effected by distribution to each stockholder of record as of March 20, 2000 of one share of Ariba's common stock for each share of common stock then held. Ariba expects the shares resulting from the split to be distributed by Ariba's transfer agent on or about March 31, 2000. The stock split will

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increase the number of shares of Ariba common stock outstanding from approximately 96,828,000 million shares as of March 2, 2000 to approximately 193,656,000 million shares.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS.

         The Registrant will provide the financial statements required by paragraph (a) of Item 7 of Form 8-K promulgated by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any such information is required, on a Form 8-K/A within 60 days of the date that this initial report on Form 8-K is required to be filed with the Commission.

         (b) PRO FORMA FINANCIAL INFORMATION.

         The Registrant will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act, if any such pro forma financial information is required, on a Form 8-K/A within 60 days of the date that this initial report on Form 8-K is required to be filed with the Commission.

         (c)      EXHIBITS.

                  2.1 Agreement and Plan of Reorganization, dated as of December 16, 1999, among Ariba, Inc., Apache Merger Corporation and Tradex Technologies, Inc.

                  2.2 Amendment No. 1 to Agreement and Plan of Reorganization, dated as of January 24, 2000, among Ariba, Inc., Apache Merger Corporation and Tradex Technologies, Inc.

                  99.1     Text of press release dated March 10, 2000.

                  99.2     Text of press release dated March 2, 2000.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ARIBA, INC.


DATE:  March 21, 2000                     By:  /s/ Edward P. Kinsey
                                               -------------------------------
                                               Edward P. Kinsey
                                               Chief Financial Officer,
                                               Executive Vice-President-Finance
                                               and Administration and Secretary
                                               (Principal Financial and
                                               Accounting Officer)

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                                INDEX TO EXHIBITS


       Exhibit                     Description
       -------                     -----------

         2.1 Agreement and Plan of Reorganization dated as of December 16, 1999 among Ariba, Inc., Apache Merger Corporation and Tradex Technologies, Inc.

         2.2 Amendment No. 1 to Agreement and Plan of Reorganization, dated as of January 24, 2000, among Ariba, Inc., Apache Merger Corporation and Tradex Technologies, Inc.

         99.1     Text of Press Release dated March 10, 2000

         99.2     Text of Press Release dated March 2, 2000